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                                                                   EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 9, 1998 appearing on page 33 of the Borders Group, Inc. Annual Report on Form 10-K for the year ended January 25, 1998.



PRICEWATERHOUSECOOPERS LLP

Bloomfield Hills, Michigan
July 30, 1998